SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2015

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 2, 2015, Diodes Incorporated (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pericom Semiconductor Corporation, a California corporation (“PSEM”), and PSI Merger Sub, Inc., a California corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will be merged with and into PSEM, with PSEM continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”). Under the Merger Agreement and in accordance with the General Corporation Law of the State of California, at the effective time of the Merger, each outstanding share of common stock, without par value, of PSEM (the “Shares”), adjusted appropriately, other than shares owned by PSEM or certain of its affiliates or shares held by PSEM shareholders who have perfected their appraisal rights in accordance with applicable California law, will be automatically converted into the right to receive $17.00 in cash per Share, without interest. The aggregate consideration will be approximately $400 million. The acquisition is expected to be funded by the Company’s drawings on the Credit Facility (as defined below) and cash on the Company’s balance sheet. The merger is currently expected to close in the fourth quarter of 2015.

Consummation of the Merger is subject to various conditions, including (i) obtaining requisite approval of the Merger from PSEM’s shareholders, (ii) the absence of any final and nonappealable law or order issued by certain specified governmental entities making illegal or permanently enjoining or prohibiting the Merger, (iii) the accuracy of the representations and warranties made by the parties, except, unless any inaccuracies would not have had or reasonably be expected to have a “material adverse effect” on the applicable party (as “material adverse effect” is defined in the Merger Agreement with respect to each party) and the performance by the parties in all material respects of their covenants and agreements under the Merger Agreement, (iv) the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended and (v) the absence of a material adverse effect on either party that is continuing.

PSEM’s directors, upon the terms and subject to the conditions of the Merger Agreement, have agreed to unanimously recommend that PSEM’s shareholders vote in favor of the Merger. Nevertheless, at any time prior to receipt of the PSEM shareholder approval, the board of directors of PSEM, directly or indirectly through any representative, may, subject to certain conditions of the Merger Agreement, participate in negotiations or discussions concerning an alternative proposal regarding the acquisition of PSEM with, and only with, a third party (or such third party’s representatives) that has made (and not withdrawn) such an alternative acquisition proposal in writing that the board of directors of PSEM believes in good faith, after consultation with outside legal counsel and PSEM’s financial advisor, constitutes or could reasonably be expected to result in an offer that is superior to the Company’s acquisition proposal set forth in the Merger Agreement.

The Company has received undertakings to vote in favor of the Merger from directors and certain officers of PSEM. These undertakings are irrevocable except in specified circumstances. PSEM has agreed to pay the Company a fee of $15 million in certain circumstances, including in the event PSEM’s board of directors authorizes PSEM to enter into an agreement in respect of a superior acquisition proposal. The Merger Agreement sets forth, among other things, various matters in relation to the implementation of the Merger, cooperation in relation to the Merger, the conduct of PSEM’s business prior to the closing of the merger and solicitation of competing proposals.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in a confidential disclosure schedule provided by the Company and Merger Sub to PSEM in connection with the signing of the Merger Agreement. The confidential disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and PSEM rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company

Credit Agreement Amendment

On September 2, 2015, the Company and Diodes International B.V. (the “Foreign Borrower” and, collectively with the Company, the “Borrowers”), and certain subsidiaries of the Company as guarantors, entered into an Amendment No. 3 to Credit Agreement, Incremental Term Assumption Agreement, Limited Waiver and Consent (the “Amendment”) with Bank of America, N.A., as Administrative Agent, and the lenders party to the Amendment (collectively, the “Lenders”), which amends the Credit Agreement dated January 8, 2013 (as previously amended by Amendment No. 1 to Credit Agreement and Limited Waiver dated as of November 1, 2013 and Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement dated as of June 19, 2015) (as previously amended and as amended by the Amendment, the “Credit Agreement”). Certain capitalized terms used in this description of the Amendment have the meanings given to them in the Amendment or in the Credit Agreement.

The following summary does not purport to be a complete summary of the Amendment and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein. The other material terms of the Credit Agreement remain unchanged and are described in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2013 and the Current Report on Form 8-K filed with the SEC on June 24, 2015.

The Amendment increases the Company’s existing senior credit facilities to a $400,000,000 revolving senior credit facility (the “Revolver”), which includes a $10,000,000 swing line sublimit, a $10,000,000 letter of credit sublimit, and a $20,000,000 alternative currency sublimit, and a $100,000,000 term loan facility (the “Term Loan Facility”). The Borrowers may from time to time request additional increases in the aggregate commitments under the Credit Agreement of up to $200,000,000, subject to the Lenders electing to increase their commitments or by means of the addition of new Lenders, and subject to at least half of each increase in aggregate commitments being in the form of term loans, with the remaining amount of each increase being an increase in the amount of the Revolver.

The Revolver and the Term Loan Facility mature on January 8, 2018 (the “Maturity Date”). The Company plans to use a portion of the proceeds available under the Revolver and the Term Loan Facility to finance a portion of the purchase price for the PSEM acquisition described above, with the remaining proceeds available for working capital, for capital expenditures, and for general corporate purposes, including financing other permitted acquisitions.

The Credit Agreement as amended contains certain financial and non-financial covenants, including, but not limited to, a maximum Consolidated Leverage Ratio, a minimum Consolidated Fixed Charge Coverage Ratio, and restrictions on liens, indebtedness, investments, fundamental changes, dispositions, and restricted payments (including dividends).

Under the Amendment, Lenders waive any requirement that PSEM pledge or grant any security interest in equity interests in its foreign subsidiaries in existence on the 2015 Incremental Term Draw Date (as defined in the Amendment). Lenders also consent to Foreign Borrower’s transfer of all of its equity interests of a direct subsidiary, Diodes Hong Kong Limited, to Diodes Hong Kong Holding Company Limited, subject to the terms and conditions of a previously executed Share Charge, dated August 14, 2013.

The Amendment shall be effective upon satisfaction of certain conditions, including execution of the Amendment, credit notes, certificates, resolutions, and other relevant documents, procurement of various counsel opinions, provide necessary financial data, forecasts and statements, pro forma Consolidated Leverage Ratio taking into account certain matters, including the PSEM acquisition described above and the drawing of the Term Loan Facility, no greater than 2.75 to 1.00, payments of all reasonable fees, charges, disbursements, and engagement letter fee, and completion of all necessary due diligence investigations, with certain post-closing covenants.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under the title “Credit Agreement Amendment” in Item 1.01 hereby is incorporated by reference into this Item 2.03.

Item 3.03. Material Modification to Rights of Security Holders.

The Credit Agreement (as amended by the Amendment) contains a covenant that, among other things, restricts the Company’s and its subsidiaries’ and certain of its affiliates’ ability to, among other things, pay dividends with respect to its capital stock. The disclosure set forth above under the title “Credit Agreement Amendment” in Item 1.01 hereby is incorporated by reference into this Item 3.03.

Item 7.01. Regulation FD Disclosure.

On September 3, 2015, the Company and PSEM issued a joint press release announcing that the Company and PSEM had entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Report.

The Company will hold a conference call to discuss the Merger on September 3, 2015 at 12:00 p.m. Central Time (1:00 p.m. Eastern Time). For further information concerning the conference call, see the press release attached as Exhibit 99.1 to this Report. A recording of the conference call will be posted on the Company’s website at www.diodes.com shortly after the call. A copy of the script for the call, together with the presentation slides, is attached as Exhibit 99.2 to this Report.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained in the press release and script attached as Exhibits 99.1 and 99.2, the matters set forth in this Report, the press release and the script (including statements as to: the expected benefits of the acquisition, including the acquisition being immediately accretive; the efficiencies, cost savings, revenues, and enhanced product offerings, market position, and design and manufacturing capabilities of the Company after the acquisition; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will” and similar expressions) are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: the possibility that the transaction may not be consummated, including as a result of any of the conditions precedent; the risk of superior acquisition proposals from other parties; the risk of the Company being unable to obtain sufficient financing from Lenders to complete the acquisition; the risk of global market downturn conditions and volatilities impacting the completion of the acquisition or the funding contemplated by the Amendment; the risk that PSEMs business will not be integrated successfully into the Company’s; the risk that the expected benefits of the acquisition may not be realized, including the realization of the accretive effect of the acquisition; the risk that PSEM’s standards, procedures and controls will not be brought into conformance within the Company’s operation; difficulties coordinating the Company’s and PSEM’s new product and process development, hiring additional management and other critical personnel, and increasing the scope, geographic diversity and complexity of the Company’s operations; difficulties in consolidating facilities and transferring processes and know-how; difficulties in reducing the costs of PSEM’s business; the diversion of our management’s attention from the management of our business; Diodes may not be able to maintain its current growth strategy or continue to maintain its current performance, costs and loadings in its manufacturing facilities; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates and Diodes’ joint venture prospects; unfavorable currency exchange rates; and the impact of competition and other risk factors relating to our industry and business as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the press release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

PSEM intends to file a proxy statement in connection with the merger. Investors and security holders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. The Company, PSEM and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of PSEM in connection with the merger. Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of PSEM is also included in PSEM’s proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on October 16, 2014. Additional information regarding the directors and executive officers of the Company is also included in the Company’s proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 16, 2015. These documents are available free of charge at the SEC’s web site at www.sec.gov and as described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of September 2, 2015, by and among Pericom Semiconductor Corporation, PSI Merger Sub, Inc., and Diodes Incorporated.

10.1**

Amendment No. 3 to Credit Agreement, Incremental Term Assumption Agreement, Limited Waiver and Consent, dated September 2, 2015, by and among Diodes Incorporated, Diodes International B.V., Diodes Investment Company, Diodes FabTech Inc., Diodes Holdings UK Limited, Diodes Zetex Limited, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other Lenders party thereto.

99.1	Press release dated September 3, 2015.

99.2	Conference call script, together with presentation slides.

*

Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

**	Confidential treatment has been requested with respect to the omitted portion of this Exhibit, which portion has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIODES INCORPORATED

Dated: September 3, 2015	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of September 2, 2015, by and among Pericom Semiconductor Corporation, PSI Merger Sub, Inc., and Diodes Incorporated

10.1**

Amendment No. 3 to Credit Agreement, Incremental Term Assumption Agreement, Limited Waiver and Consent, dated September 2, 2015, by and among Diodes Incorporated, Diodes International B.V., Diodes Investment Company, Diodes FabTech Inc., Diodes Holdings UK Limited, Diodes Zetex Limited, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other Lenders party thereto.

99.1	Press release dated September 3, 2015.

99.2	Conference call script, together with presentation slides.

*

Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

**	Confidential treatment has been requested with respect to the omitted portion of this Exhibit, which portion has been filed separately with the Securities and Exchange Commission.